Note 8 - Leases	12 Months Ended
Oct. 31, 2020
Notes to Financial Statements
Leases of Lessee Disclosure [Text Block]
(8)	Leases

The Company elected the optional transition method provided by the FASB in ASU 2018-11, Leases (Topic 842): Targeted Improvements, and as a result, has not restated its condensed consolidated financial statements for prior periods presented. The Company has elected the package of practical expedients upon transition which allowed the Company to retain the lease classification for any leases that existed prior to adoption, to not reassess whether any contracts entered into prior to adoption are leases, and to not reassess initial direct costs for any leases that existed prior to adoption.

The Company has an operating lease agreement for approximately 34,000 square feet of office, manufacturing and warehouse space in Plano, Texas (near Dallas). The initial lease term expired November 30, 2019, and was amended shortly thereafter to run through November 30, 2024.

The Company entered into an operating lease agreement in April 2015 for approximately 36,000 square feet of warehouse space in Roanoke, Virginia. The lease term was for twelve months and terminated on April 30, 2016. The Company exercised all four (4) one year options to renew the lease extending the lease term to April 30, 2020. On February 6, 2020 the Company entered into a First Amendment to the lease agreement dated April 25, 2015 extending the term of the lease for an additional thirty-six months, extending its lease termination date until April 30, 2023.

The Company also leases certain office equipment under operating leases with initial 60 month terms.

The Company’s lease contracts may include options to extend or terminate the lease. The Company exercises judgment to determine the term of those leases when such options are present and include such options in the calculation of the lease term when it is reasonably certain that it will exercise those options.

The Company includes contract lease components in its determination of lease payments, while non-lease components of the contracts, such as taxes, insurance, and common area maintenance, are expensed as incurred. At commencement, right-of-use assets and lease liabilities are measured at the present value of future lease payments over the lease term. The Company uses its incremental borrowing rate based on information available at the time of lease commencement to measure the present value of future payments.

Operating lease expense is recognized on a straight-line basis over the lease term. Short term leases with an initial term of 12 months or less are expensed as incurred. The Company’s short term leases have month-to-month terms.

Operating lease right-of-use assets of $1,265,194 were included in other assets at October 31, 2020. Operating lease liabilities of $332,329 and $946,653, respectively, were included in accounts payable and accrued expenses and other noncurrent liabilities at October 31, 2020. Operating lease expense for the fiscal years ended October 31, 2020, 2019 and 2018 was $396,066, $403,097 and $422,102, respectively.

The weighted average remaining lease term was 44.3 months and the weighted average discount rate was 5.1% as of October 31, 2020.

The Company’s future payments due under operating leases reconciled to the lease liability are as follows:

Fiscal Year	Future Payments
2021	389,398
2022	389,807
2023	327,071
2024	274,132
Thereafter	26,370
Total undiscounted lease payments	1,406,778
Present value discount	(127,796)
Total operating lease liability	$1,278,982

For the fiscal year ended October 31, 2020, cash paid for operating lease liabilities totaled $382,812 and right-of-use assets obtained in exchange for new operating lease liabilities totaled $1,462,817.